UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

November 27, 2006
Date of Report (Date of Earliest Event Reported)


 MASTR Asset Securitization Trust 2006-3
(Exact name of issuing entity as specified in its charter)


 UBS Real Estate Securities Inc.
(Exact name of Sponsor as specified in its charter)


 Mortgage Asset Securitization Transactions, Inc.
(Exact name of Depositor as specified in its charter)


New York              333-130373-11             51-0611692
(State or Other       (Commission               51-0611693
Juridiction of         File Number)             51-0611694
Incorporation)                                  54-6725971
                                                54-6725972
                                                (IRS Employer
                                                Identification No)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On November 28, 2006 Wells Fargo, as Master Servicer, identified an internal operational error and systems complication, which resulted in the November 2006 distribution not paying on the contractual distribution date of November 27, 2006. The distribution to the security holders was made on November 28, 2006.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 MASTR Asset Securitization Trust 2006-3
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz, Officer
Date: November 30, 2006